Inventories	12 Months Ended
Dec. 31, 2017
Inventories Details Narrative
Inventories

2. Inventories

Inventories are comprised of finished products, work in progress, raw materials and supplies at the sales companies.

No impairment losses were recorded for inventories in 2017, 2016 and 2015.

Inventories amount to EUR 3.7 million (previous year EUR 3.6 million). In assessing the consumption of inventories, the sequence of consumption is assumed to be based on the first-in-first-out (FIFO) method.